UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 23, 2006

Kana Software, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

181 Constitution Drive, Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 614-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 23, 2006, the Audit Committee of the Board of Directors of Kana Software, Inc. (“KANA”) appointed Burr, Pilger & Mayer LLP to serve as KANA’s independent registered public accounting firm.

During KANA’s two most recent fiscal years, and subsequent interim period through February 23, 2006, neither KANA nor anyone on its behalf consulted with Burr, Pilger & Mayer LLP regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

A copy of the press release dated March 1, 2006 announcing the appointment of Burr, Pilger & Mayer LLP is attached hereto as Exhibit 99.01.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Number	Description
99.01	Press Release dated March 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KANA SOFTWARE, INC.

By:	/s/ John M. Thompson
John M. Thompson Chief Financial Officer

Date: March 1, 2006

EXHIBIT INDEX

Number	Description
99.01	Press Release dated March 1, 2006.